SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2009

                               JADE ART GROUP INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     333-137134                  71-1021813
(State or other jurisdiction    (Commission File No.)           (IRS Employer
     of incorporation)                                       Identification No.)

           #35, Baita Zhong Road,                                  335200
  Yujiang County, Jiangxi Province, P.R. of                      (Zip Code)
                  China
  (Address of principal executive offices)

        Registrant's telephone number, including area code: 646-200-6328

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On February 2, 2009, Jade Art Group Inc. (the "Company") issued a press release announcing that it had lowered previous fiscal year 2008 revenue and earnings guidance. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1  Press release dated February 2, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2009

                                                     JADE ART GROUP INC.


                                                     By: /s/ HUA-CAI SONG
                                                         -----------------------
                                                         Hua-Cai Song
                                                         Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.                               Description
-----------     ----------------------------------------------------------------

   99.1         Press release, dated February 2, 2009.